OPPENHEIMER MIDCAP FUND

Supplement dated April 29, 2009 to the Prospectus and

Statement of Additional Information dated February 27, 2009

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer MidCap Fund (the "Fund"), each dated February 27, 2009.

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Discovery Fund ("Discovery Fund"). The Board approved an Agreement and Plan of Reorganization (the "Agreement") to be entered into between the Fund and Discovery Fund. Pursuant to the Agreement, Discovery Fund will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for shares of Discovery Fund (the "Reorganization"). If the Reorganization takes place, Fund shareholders will receive shares of Discovery Fund equal in value to the value of the net assets of the shares of the Fund they held immediately prior to the Reorganization. The shares of Discovery Fund to be received by shareholders of the Fund will be issued at net asset value without a sales charge and will not be subject to any additional contingent deferred sales charge. Following the Reorganization, the Fund will liquidate, dissolve and terminate its registration as an investment company under the Investment Company Act of 1940.

The Reorganization is conditioned upon, among other things, approval by the Fund's shareholders. Shareholders of record, as of April 23, 2009, will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be distributed to shareholders of record on or about June 8, 2009. The shareholder meeting is scheduled for July 10, 2009. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 17, 2009.

April 29, 2009

PS0745.029